Exhibit 23.3


[Ryder Scott Company, L.P. Letterhead]


            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



                  We hereby consent to the references to our firm and to the use of or reference to our report effective December 31, 2004 in the Energy Partners, Ltd. Registration Statement on Form S-3 and related prospectus.




                          /S/ RYDER SCOTT COMPANY, L.P.
                          ----------------------------------
                              RYDER SCOTT COMPANY, L.P.




Houston, Texas
May 11, 2005